                             AMENDMENT NUMBER THREE
                                    to the
                     RESIDUAL FINANCING FACILITY AGREEMENT
                     dated as of the 23rd day of June 1999
                                by and between
                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    and
                           NC CAPITAL CORPORATION


    This AMENDMENT NUMBER THREE is made this 31st day of October, 2000, by and between NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Residual Financing Facility Agreement, dated as of the 23rd day of June 1999, by and between the Borrower and the Lender, as amended (the "Agreement").


                                 RECITALS

    WHEREAS, the Lender and the Borrower desire to amend the Agreement, subject to the terms hereof, to extend the term thereof to November 21, 2000;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

    SECTION 1. AMENDMENT. Effective as of October 31, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:


                "TERMINATION DATE" shall mean November 21, 2000 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended by Lender in its sole discretion.

    SECTION 2. DEFINED TERMS. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

    SECTION 3. LIMITED EFFECT. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

    SECTION 4. REPRESENTATIONS. In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

    SECTION 5. GOVERNING LAW. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

    SECTION 6. COUNTERPARTS. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                           NC CAPITAL CORPORATION
                                           (Borrower)


                                           By: /s/ Patrick J. Flanagan
                                              ---------------------------------
                                           Name: Patrick J. Flanagan
                                                -------------------------------
                                           Title:  President
                                                 ------------------------------


                                           GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                           INC.
                                           (Lender)


                                           By:  /s/ Anthony Palmisano
                                              ---------------------------------
                                           Name:  Anthony Palmisano
                                                -------------------------------
                                           Title:  Vice President
                                                 ------------------------------


ACKNOWLEDGED AND AGREED BY:

NEW CENTURY MORTGAGE CORPORATION


By:  /s/ Patrick J. Flanagan
   ---------------------------------
Name:  Patrick J. Flanagan
     -------------------------------
Title:  EVP
      ------------------------------



NEW CENTURY FINANCIAL CORPORATION


By:  /s/ Patrick J. Flanagan
   ---------------------------------
Name:  Patrick J. Flanagan
     -------------------------------
Title:  EVP
      ------------------------------